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                          CAREER EDUCATION CORPORATION.
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                                 BOSTIC R STEVEN
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

Steve Bostic issued the following press release on May 17, 2006:

May 17, 2006 03:06 PM US Eastern Timezone

Steve Bostic Comments on Career Education Student Drop-out Rates

SEA ISLAND, Ga.--(BUSINESS WIRE)--May 17, 2006--Steve Bostic, the beneficial owner of approximately 1% of the outstanding stock of Career Education Corporation (CEC or NASDAQ: CECO), today made the following comment regarding Career Education Corporation's student drop out rates:

On May 10, 2006, I sent a letter to my fellow stockholders of Career Education Corporation (CEC) in which I noted that I had received a copy of an internal CEC report on student drop-out rates stating that 96,338 students had dropped out of CEC programs in the first quarter of the reporting period. This undated report, entitled "Q1 Drop Summary Report", was Exhibit T to a class action complaint brought by stockholders against CEC and its management in the U.S. District Court for the Northern District of Illinois. The report indicated that there were 96,388 student drop-outs over all divisions of CEC's Colleges, Schools and Universities group (CSU) and included three pages of detailed backup materials in support of that number. Having asked repeatedly for confirmation of CEC's historic and current student drop-out rates and not having received a satisfactory response, I interpreted the report to be a first quarter summary of CEC's student drop-outs. A copy of the entire Exhibit T to the class action complaint is attached to this press release.

On May 16, 2006, I received a letter from the Board of Directors of CEC advising me that the report in question was produced for the first quarter of 2004. The letter also advised me that while the report was indeed produced by CEC, the company subsequently decided that it contained erroneous information and revised the report, and that the revised number of CSU student drop-outs for Q1 2004 was 10,485.

I have no basis to confirm whether the original student drop-out report filed with the U.S. District Court or CEC's revised version was accurate or the reasons for CEC's decision to revise the original report. CEC has not released the revised report or any other report relating to student drop-out rates in spite of our repeated requests since the 2005 Annual Meeting. Will CEC's Board provide an explanation for the original 96,388 number and for the detailed materials supporting it, and disclose the period to which it applied? As I have done repeatedly in the past, I strongly encourage CEC to promptly produce clear, accurate and up-to-date information about student drop-out rates in the detailed format of the "Q1 Drop Summary Report", not only for Q1 2004 but for all quarters of 2003, 2004 and 2005, and not only for CSU but for all of CEC, including the Online Education Group. In addition, on behalf of all stockholders, I reiterate my appeal to the Board to become transparent and to produce clear and accurate data for student graduation rates and student placements in their field of study. This information is vital in evaluating the quality and value of CEC's operations and projecting future earnings.

(The following is Exhibit T as referenced in the press release issued by Steve Bostic on 5/17/06)

##
Q1 Drop Reasons Summary Report

CSU Summary

                 -----------------------------------------------------
                               Total Count of Drop Reason
                 -----------------------------------------------------
                          Did not                            Other/Not
Division         Academic  Return  Dissatisfied  Financial  Identified
                 -------- -------- ------------  --------- -----------
Academy             197       108        92          231       9,503
                 -------- -------- ------------  --------- -----------
College East         73        39        97          180       9,037
                 -------- -------- ------------  --------- -----------
College West         71        51        27           49       6,806
                 -------- -------- ------------  --------- -----------
Culinary East        31        16         8           33       5,838
                 -------- -------- ------------  --------- -----------
Culinary West        25        23         2           22      10,219
                 -------- -------- ------------  --------- -----------
CTU                   2        23         2            1       2,980
                 -------- -------- ------------  --------- -----------
Gibbs               222       197       157          249      15,488
                 -------- -------- ------------  --------- -----------
Health East          55        18         9           27       9,754
                 -------- -------- ------------  --------- -----------
Health West          72        47        34           48       7,285
                 -------- -------- ------------  --------- -----------
University           60       147        52          445      10,837
                 -------- -------- ------------  --------- -----------

CSU Total           808       669       480        1,285      87,747

Paul Ryan's Group
 Total              253       147       102          286      25,560
Jake Gruver's
 Group Total        206       260       178          675      29,660
Jon Coover's
 Group Total        349       262       200          324      32,527

                          --------------------------------------------
                                       School      Work       Grand
Division                   Personal   Dismissal  Conflicts    Total
                          ---------- ---------- ---------- -----------
Academy                       354        452        43       10,980
                          ---------- ---------- ---------- -----------
College East                  339         52        54        9,871
                          ---------- ---------- ---------- -----------
College West                   66        284         3        7,357
                          ---------- ---------- ---------- -----------
Culinary East                  68         44         3        6,041
                          ---------- ---------- ---------- -----------
Culinary West                  28         53         0       10,372
                          ---------- ---------- ---------- -----------
CTU                            24          0         7        3,039
                          ---------- ---------- ---------- -----------
Gibbs                         440      1,802        77       18,632
                          ---------- ---------- ---------- -----------
Health East                   141         59        12       10,075
                          ---------- ---------- ---------- -----------
Health West                   344        294        33        8,157
                          ---------- ---------- ---------- -----------
University                    241         53        29       11,864
                          ---------- ---------- ---------- -----------

CSU Total                   2,045      3,093       261       96,388

Paul Ryan's Group Total       450        549        46       27,393
Jake Gruver's Group Total     670        389        93       32,131
Jon Coover's Group Total      925      2,155       122       36,864



                 -----------------------------------------------------
                          Did not                            Other/Not
Division         Academic  Return  Dissatisfied  Financial  Identified
                 -------- -------- ------------- --------- -----------
Academy            1.8%      1.0%      0.8%         2.1%       86.5%
                 -------- -------- ------------- --------- -----------
College East       0.7%      0.4%      1.0%         1.8%       91.6%
                 -------- -------- ------------- --------- -----------
College West       1.0%      0.7%      0.4%         0.7%       92.5%
                 -------- -------- ------------- --------- -----------
Culinary East      0.5%      0.3%      0.1%         0.5%       96.6%
                 -------- -------- ------------- --------- -----------
Culinary West      0.2%      0.2%      0.0%         0.2%       98.5%
                 -------- -------- ------------- --------- -----------
CTU                0.1%      0.8%      0.1%         0.0%       98.1%
                 -------- -------- ------------- --------- -----------
Gibbs              1.2%      1.1%      0.8%         1.3%       83.1%
                 -------- -------- ------------- --------- -----------
Health East        0.5%      0.2%      0.1%         0.3%       96.8%
                 -------- -------- ------------- --------- -----------
Health West        0.9%      0.6%      0.4%         0.6%       89.3%
                 -------- -------- ------------- --------- -----------
University         0.5%      1.2%      0.4%         3.8%       91.3%
                 -------- -------- ------------- --------- -----------
CSU Total          0.8%      0.7%      0.5%         1.3%       91.0%
                 -------- -------- ------------- --------- -----------
Paul Ryan's
 Group Total       0.9%      0.5%      0.4%         1.0%       93.3%
Jake Gruver's
 Group Total       0.6%      0.8%      0.6%         2.1%       92.3%
Jon Coover's
 Group Total       0.9%      0.7%      0.5%         0.9%       88.2%

                          --------------------------------------------
                                       School      Work       Grand
Division                   Personal   Dismissal  Conflicts    Total
                          ---------- ---------- ----------- ----------
Academy                      3.2%       4.1%       0.4%       100.0%
                          ---------- ---------- ----------- ----------
College East                 3.4%       0.5%       0.5%       100.0%
                          ---------- ---------- ----------- ----------
College West                 0.9%       3.9%       0.0%       100.0%
                          ---------- ---------- ----------- ----------
Culinary East                1.1%       0.7%       0.0%       100.0%
                          ---------- ---------- ----------- ----------
Culinary West                0.3%       0.5%       0.0%       100.0%
                          ---------- ---------- ----------- ----------
CTU                          0.8%       0.0%       0.2%       100.0%
                          ---------- ---------- ----------- ----------
Gibbs                        2.4%       9.7%       0.4%       100.0%
                          ---------- ---------- ----------- ----------
Health East                  1.4%       0.6%       0.1%       100.0%
                          ---------- ---------- ----------- ----------
Health West                  4.2%       3.6%       0.4%       100.0%
                          ---------- ---------- ----------- ----------
University                   2.0%       0.4%       0.2%       100.0%
                          ---------- ---------- ----------- ----------

CSU Total                    2.1%       3.2%       0.3%       100.0%

Paul Ryan's Group Total      1.6%       2.0%       0.2%       100.0%
Jake Gruver's Group Total    2.1%       1.2%       0.3%       100.0%
Jon Coover's Group Total     2.5%       5.8%       0.3%       100.0%




Q1 Drop Reasons Summary Report
Paul Ryan's Group (Academy & Culinary)


                    --------------------------------------------------
Division  Campus             Did not                         Other/Not
          Name      Academic  Return Dissatisfied Financial Identified
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Chicago       85      59         48         61       2,198
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Detroit        3       8          1          1         264
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Fairmont       1       1          3          5         233
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Las Vegas      0       0          0          0          13
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Montreal       8      23          0          6         933
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Orlando        3       8          2         33         714
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Ottawa        11                  2          2         164
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Pittsburgh     1       1          3          5         497
                    -------- ------- ------------ --------- ----------
Academy   IADT-
          Tampa         30       7         26         51       1,606
                    -------- ------- ------------ --------- ----------
Academy   Toronto
          Combined      55       1          7         67       2,881
                    -------- ------- ------------ --------- ----------
            Academy
              Total    197     108         92        231       9,503

         % of Total
       Drop Reasons   1.8%    1.0%       0.8%       2.1%       86.5%


                    --------------------------------------------------
Culinary  Atlantic
East      Culinary
          Academy        0       0          1          1         349
                    -------- ------- ------------ --------- ----------
Culinary  Cooking &
East      Hospitality
          Institutes     3       4          0          1         676
                    -------- ------- ------------ --------- ----------
Culinary  Le Cordon
East      Bleu at
          Brown
          College        6      2           3         10         760
                    -------- ------- ------------ --------- ----------
Culinary  Le Cordon
East      Bleu of
          Atlanta        1       0          0          3         295
                    -------- ------- ------------ --------- ----------
Culinary  Orlando
East      Culinary
          Academy        2       7          0          0         918
                    -------- ------- ------------ --------- ----------
Culinary  Pennsylvania
East      Culinary      19       3          4         18       2,840
                    -------- ------- ------------ --------- ----------
           Culinary
         East Total     31      16          8         33       5,838

         % of Total
       Drop Reasons   0.5%    0.3%       0.1%       0.5%       96.6%


                    --------------------------------------------------
Culinary  California
West      Culinary
          Academy        6      3           0          2       3,701
                    -------- ------- ------------ --------- ----------
Culinary  California
West      School of
          Culinary
          Arts           6      10          2          3       2,318
                    -------- ------- ------------ --------- ----------
Culinary  Le Cordon
West      Bleu of Las
          Vegas          3       1          0          1         503
                    -------- ------- ------------ --------- ----------
Culinary  Scottsdale
West      Culinary
          Institute      2       1          0          5       1,286
                    -------- ------- ------------ --------- ----------
Culinary  Texas
West      Culinary
          Institute      5       1          0          2         898
                    -------- ------- ------------ --------- ----------
Culinary  Western
West      Culinary
          Institute      3       7          0          9       1,513
                    -------- ------- ------------ --------- ----------
           Culinary
         West Total     25      23          2         22      10,219

         % of Total
       Drop Reasons   0.2%    0.2%       0.0%       0.2%       98.5%

                    --------------------------------------------------
        Paul Ryan's
        Group Total    253     147        102        286      25,560
                    -------- ------- ------------ --------- ----------
         % of Total
       Drop Reasons   0.9%    0.5%       0.4%       1.0%       93.3%



                           -------------------------------------------
                                         School       Work      Grand
Division    Campus Name      Personal   Dismissal  Conflicts    Total
                           ----------- ----------- ---------- --------
Academy     IADT-Chicago         149        327         12      2,939
                           ----------- ----------- ---------- --------
Academy     IADT-Detroit           8          0          3        288
                           ----------- ----------- ---------- --------
Academy     IADT-Fairmont          9          0          1        253
                           ----------- ----------- ---------- --------
Academy     IADT-Las Vegas         0          0          0         13
                           ----------- ----------- ---------- --------
Academy     IADT-Montreal          5         13          3        991
                           ----------- ----------- ---------- --------
Academy     IADT-Orlando          23         36          0        819
                           ----------- ----------- ---------- --------
Academy     IADT-Ottawa            8          2          4        193
                           ----------- ----------- ---------- --------
Academy     IADT-Pittsburgh       20         33          0        560
                           ----------- ----------- ---------- --------
Academy     IADT-Tampa            96          1         11      1,828
                           ----------- ----------- ---------- --------
Academy     Toronto
            Combined              36         40          9      3,096
                           ----------- ----------- ---------- --------
              Academy Total      354        452         43     10,980

            % of Total Drop
                    Reasons     3.2%       4.1%       0.4%     100.0%

                           -------------------------------------------
Culinary    Atlantic
East        Culinary
            Academy                3          6          0        360
                           ----------- ----------- ---------- --------
Culinary    Cooking &
East        Hospitality
            Institutes             6         22          0        712
                           ----------- ----------- ---------- --------
Culinary    Le Cordon Bleu
East        at Brown
            College                8          0          3        792
                           ----------- ----------- ---------- --------
Culinary    Le Cordon Bleu
East        of Atlanta             9          4          0        312
                           ----------- ----------- ---------- --------
Culinary    Orlando
East        Culinary
            Academy                3          2          0        932
                           ----------- ----------- ---------- --------
Culinary    Pennsylvania
East        Culinary              39         10          0      2,933
                           ----------- ----------- ---------- --------
              Culinary East
                      Total       68         44          3       6041

            % of Total Drop
                   Reasons      1.1%       0.7%       0.0%     100.0%

                           -------------------------------------------
Culinary    California
West        Culinary
            Academy                4          7          0      3,723
                           ----------- ----------- ---------- --------
Culinary    California
West        School of
            Culinary Arts          8         29          0      2,376
                           ----------- ----------- ---------- --------
Culinary    Le Cordon Bleu
West        of Las Vegas          3          0          0        511
                           ----------- ----------- ---------- --------
Culinary    Scottsdale
West        Culinary
            Institute             11         11          0      1,316
                           ----------- ----------- ---------- --------
Culinary    Texas Culinary
West        Institute              0          4          0        910
                           ----------- ----------- ---------- --------
Culinary    Western
West        Culinary
            Institute              2          2          0      1,536
                           ----------- ----------- ---------- --------
              Culinary West
                      Total       28         53          0     10,372

            % of Total Drop
                    Reasons     0.3%       0.5%       0.0%     100.0%


                           -------------------------------------------
                Paul Ryan's
                Group Total      450        549         46     27,393
                           ----------- ----------- ---------- --------
            % of Total Drop
                    Reasons     1.6%       2.0%       0.2%     100.0%
                           ----------- ----------- ---------- --------



Q1 Drop Reasons Summary Report
Jake Gruver's Group (College, CTU & University)


                    --------------------------------------------------
            Campus           Did not                         Other/Not
Division    Name    Academic  Return Dissatisfied Financial Identified
                    -------- ------- ------------ --------- ----------
University  AIU-
            Buckhead     5      27        22         177       1,815
                    -------- ------- ------------ --------- ----------
University  AIU-
            Dunwoody    10       1         3           7       2,075
                    -------- ------- ------------ --------- ----------
University  AIU-
            Fort
            Lauderdale  25      80         9         209       2,520
                    -------- ------- ------------ --------- ----------
University  AIU-
            Houston      7       0         0           3         198
                    -------- ------- ------------ --------- ----------
University  AIU-
            London       3      22         0           2       1,123
                    -------- ------- ------------ --------- ----------
University  AIU-
            London D     1       5         0           1         355
                    -------- ------- ------------ --------- ----------
University  AIU-
            Los Angeles  9      12        18          46       1,633
                    -------- ------- ------------ --------- ----------
University  AIU-
            Study
            Abroad       0       0         0           0       1,117
                    -------- ------- ------------ --------- ----------
          University
               Total    60     147        52         445      10,836

          % of Total
                Drop
             Reasons  0.5%    1.2%      0.4%        3.8%       91.3%


                    --------------------------------------------------
College   Allentown
East      Business
          School        11       0         9          39       1,609
                    -------- ------- ------------ --------- ----------
College   Briarcliffe
                                 East College -
          Bethpage      22       3        19          31       1,938
                    -------- ------- ------------ --------- ----------
College   Briarcliffe
                                 East College -
          Patchogue      4       0        12          16       1,123
                    -------- ------- ------------ --------- ----------
College   Brown
East      College       26      19        35          83       2,106
                    -------- ------- ------------ --------- ----------
College   Harrington
East      College        4      12         5           6       1,184
                    -------- ------- ------------ --------- ----------
College   McIntosh
East      College        6       5        17           5       1,077
                    -------- ------- ------------ --------- ----------
        College East
               Total    73      39        97         180       9,037

          % of Total
                Drop
             Reasons 0.70%   0.40%     1.00%       1.80%      91.60%

                    --------------------------------------------------
College    Brooks
West       College      23       6         4          17       1,833
                    -------- ------- ------------ --------- ----------
College    Brooks
West       College -
           Sunnyvale     3       2         0           3         388
                    -------- ------- ------------ --------- ----------
College    Brooks
West       Institute
           of
           Photography   1      20         2           7         506
                    -------- ------- ------------ --------- ----------
College    Collins
West       College      44      23        21          22       4,079
                    -------- ------- ------------ --------- ----------
        College West
               Total    71      51        27          49       6,806

          % of Total
                Drop
             Reasons  1.0%    0.7%      0.4%        0.7%       92.5%


                    --------------------------------------------------
CTU        CTU -
           Colorado
           Springs       0       2         0           0       1,764
                    -------- ------- ------------ --------- ----------
CTU        CTU -
           Denver        2      20         2           1         386
                    -------- ------- ------------ --------- ----------
CTU        CTU -
           Sioux
           Falls         0       1         0           0         830
                    -------- ------- ------------ --------- ----------
           CTU Total     2      23         2           1       2,980

          % of Total
        Drop Reasons  0.1%    0.8%      0.1%        0.0%       98.1%


                    --------------------------------------------------
       Jake Gruver's
         Group Total   206     260       178         675      29,660
                    -------- ------- ------------ --------- ----------
          % of Total
        Drop Reasons  0.6%    0.8%      0.6%        2.1%       92.3%
                    -------- ------- ------------ --------- ----------



                         ---------------------------------------------
            Campus                    School      Work         Grand
Division    Name          Personal   Dismissal  Conflicts      Total
                         ----------- --------- ----------- -----------
University  AIU-Buckhead      82        21           6         2,156
                         ----------- --------- ----------- -----------
University  AIU-Dunwoody      17         1           3         2,117
                         ----------- --------- ----------- -----------
University  AIU-Fort
            Lauderdale        78         0           8         2,929
                         ----------- --------- ----------- -----------
University  AIU-Houston       14        31           2           255
                         ----------- --------- ----------- -----------
University  AIU-London         5         0           0         1,155
                         ----------- --------- ----------- -----------
University  AIU-London D       5         0           0           367
                         ----------- --------- ----------- -----------
University  AIU-Los Angeles   40         0          10         1,768
                         ----------- --------- ----------- -----------
University  AIU-Study
            Abroad             0         0           0         1,117
                         ----------- --------- ----------- -----------
              University
                   Total     241        53          29        11,864

              % of Total
            Drop Reasons    2.0%     40.0%        0.2%        100.0%


                         ---------------------------------------------
College   Allentown
East      Business
          School              92         0          12         1,772
                         ----------- --------- ----------- -----------
College   Briarcliffe
                                 East College -
          Bethpage            50         0          20         2,083
                         ----------- --------- ----------- -----------
College   Briarcliffe
                                 East College -
          Patchogue           55         0           1         1,211
                         ----------- --------- ----------- -----------
College   Brown College
East                          78         4          14         2,365
                         ----------- --------- ----------- -----------
College   Harrington
East      College             42         0           4         1,257
                         ----------- --------- ----------- -----------
College   McIntosh
East      College             22        48           3         1,183
                         ----------- --------- ----------- -----------
            College East
                   Total     339        52          54         9,871

          % of Total Drop
                  Reasons  3.40%     0.50%       0.50%        100.0%


                         ---------------------------------------------
College   Brooks College
West                          23        76           0         1,982
                         ----------- --------- ----------- -----------
College   Brooks College
West      - Sunnyvale          4        20           0           420
                         ----------- --------- ----------- -----------
College   Brooks
West      Institute of
          Photography          4         0           0           540
                         ----------- --------- ----------- -----------
College   Collins College
West                          35       188           3         4,415
                         ----------- --------- ----------- -----------
            College West
                   Total      66       284           3         7,357

         % of Total Drop
                 Reasons    0.9%      3.9%        0.0%        100.0%


                         ---------------------------------------------
CTU       CTU - Colorado
          Springs              4         0           0         1,770
                         ----------- --------- ----------- -----------
CTU       CTU - Denver        10         0           5           426
                         ----------- --------- ----------- -----------
CTU       CTU - Sioux
          Falls               10         0           2           843
                         ----------- --------- ----------- -----------
                CTU Total     24         0           7         3,039

          % of Total Drop
                  Reasons   0.8%      0.0%        0.2%       100.00%


                         ---------------------------------------------
           Jake Gruver's
              Group Total    670       389          93        32,131
                         ----------- --------- ----------- -----------
          % of Total Drop
                  Reasons   2.1%      1.2%        0.3%        100.0%
                         ----------- --------- ----------- -----------




Q1 Drop Reasons Summary Report
Jon Coover's Group (Gibbs & Health)


                    --------------------------------------------------
Division  Campus             Did not                        Other/Not
          Name      Academic Return  Dissatisfied Financial Identified
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Boston           5      3           3        5        996
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Melville         6     26           8       12      1,559
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Montclair       38     25          33       19      2,440
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          New York       112    110          74      132      4,802
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Norwalk         17      1           1       18      1,388
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Philadelphia     5      5          11       12        921
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Piscataway      18      5           4       25      1,387
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Providence      16     12          20       24        805
                    -------- ------- ------------ --------- ----------
Gibbs     Gibbs -
          Vienna           5     10           3        2      1,190
                    -------- ------- ------------ --------- ----------
          Gibbs Total    222    197         157      249     15,488

           % of Total
         Drop Reasons    1.2%   1.1%        0.8%     1.3%      83.1%


                    --------------------------------------------------
Health    SBI -
East      Atlanta          3      2           1        2        818
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Cleveland        0      1           0        0        602
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Dallas           0      0           0        0        743
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Ft. Lauderdale  30      1           1       16      1,123
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Houston          4      3           0        0        832
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Jacksonville     5      0           3        0        398
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Landover         0      0           1        1        523
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Philadelphia     2      0           2        0        629
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Springfield      3      1           0        0        377
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Tampa            3      1           0        3        757
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      West Northloop   0      0           0        0        134
                    -------- ------- ------------ --------- ----------
Health    SBI -
East      Pittsburgh       0      0           0        0          1
                    -------- ------- ------------ --------- ----------
Health    UDS -
East      Elmsford         0      2           0        0        503
                    -------- ------- ------------ --------- ----------
Health    UDS -
East      Garden City      1      4           0        0        559
                    -------- ------- ------------ --------- ----------
Health    UDS -
East      Iselin           1      3           0        2        762
                    -------- ------- ------------ --------- ----------
Health    UDS -
East      New York         3      0           1        3        993
                    -------- ------- ------------ --------- ----------
    Health East Total     55     18           9       27      9,754

           % of Total
         Drop Reasons    0.5%   0.2%        0.1%     0.3%      96.8%

                    --------------------------------------------------
Health    Missouri
West      College         32     43           3       15        747
                    -------- ------- ------------ --------- ----------
Health    SBC -
West      Fenton           1      0           1        2        834
                    -------- ------- ------------ --------- ----------
Health    SBC -
West      Granite City     3      2           6        6        440
                    -------- ------- ------------ --------- ----------
Health    SBC -
West      Hazelwood        6      1           4        7        712
                    -------- ------- ------------ --------- ----------
Health    SBC - North
West      Kansas City      9      0           4        8        731
                    -------- ------- ------------ --------- ----------
Health    SBC -
West      St. Charles     21      1          16       10        612
                    -------- ------- ------------ --------- ----------
Health    Western -
West      Monroeville      0      0           0        0        864
                    -------- ------- ------------ --------- ----------
Health    Western -
West      Pittsburgh       0      0           0        0      2,345
                    -------- ------- ------------ --------- ----------
    Health West Total     72     47          34       48      7,285

           % of Total
         Drop Reasons    0.9%   0.6%        0.4%     0.6%      89.3%

                    --------------------------------------------------
    Jon Coover's
    Group Total          349    262         200      324     32,527
                    -------- ------- ------------ --------- ----------
    % of Total
    Drop Reasons        0.90%   0.7%        0.5%     0.9%      88.2%
                    -------- ------- ------------ --------- ----------


                                --------------------------------------
Division  Campus                          School     Work       Grand
          Name                  Personal  Dismissal  Conflicts  Total
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Boston               8        49         0    1,069
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Melville            44       212         5    1,872
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Montclair           56       135        15    2,761
                                --------  ---------  ---------  ------
Gibbs     Gibbs - New York           185     1,365        31    6,811
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Norwalk              9        12         0    1,446
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Philadelphia        37         2        11    1,004
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Piscataway          25         6         7    1,477
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Providence          63         9         7      956
                                --------  ---------  ---------  ------
Gibbs     Gibbs - Vienna              13        12         1    1,236
                                --------  ---------  ---------  ------
                      Gibbs Total    440     1,802        77   18,632

          % of Total Drop Reasons    2.4%      9.7%      0.4%   100.0%


                                --------------------------------------
Health    SBI -
East      Atlanta                     10         0         2      838
                                --------  ---------  ---------  ------
Health    SBI -
East      Cleveland                    3         1         1      608
                                --------  ---------  ---------  ------
Health    SBI -
East      Dallas                       3         7                753
                                --------  ---------  ---------  ------
Health    SBI -
East      Ft. Lauderdale              30         0         2    1,203
                                --------  ---------  ---------  ------
Health    SBI -
East      Houston                      4         7         0      850
                                --------  ---------  ---------  ------
Health    SBI -
East      Jacksonville                 6         9         0      421
                                --------  ---------  ---------  ------
Health    SBI -
East      Landover                     2         0         2      529
                                --------  ---------  ---------  ------
Health    SBI -
East      Philadelphia                26         0         0      659
                                --------  ---------  ---------  ------
Health    SBI -
East      Springfield                 17         0         1      399
                                --------  ---------  ---------  ------
Health    SBI -
East      Tampa                        6         1         0      771
                                --------  ---------  ---------  ------
Health    SBI -
East      Northloop West               0         0         0      134
                                --------  ---------  ---------  ------
Health    SBI -
East      Pittsburgh                   0         0         0        1
                                --------  ---------  ---------  ------
Health    UDS -
East      Elmsford                     0         6         0      511
                                --------  ---------  ---------  ------
Health    UDS -
East      Garden City                  0        10         0      574
                                --------  ---------  ---------  ------
Health    UDS -
East      Iselin                       6        17         0      791
                                --------  ---------  ---------  ------
Health    UDS -
East      New York                    28         1         4    1,033
                                --------  ---------  --------- -------
              Health East Total      141        59        12   10,075

        % of Total Drop Reasons      1.4%      0.5%      0.1%   100.0%


                                --------------------------------------
Health    Missouri
West      College                     81       154         9    1,084
                                --------  ---------  --------- -------
Health    SBC -
West      Fenton                      13        12         2      865
                                --------  ---------  --------- -------
Health    SBC -
West      Granite City                35         0         5      497
                                --------  ---------  --------- -------
Health    SBC -
West      Hazelwood                   49        47         7      833
                                --------  ---------  --------- -------
Health    SBC -
West      North Kansas City           44         5         4      805
                                --------  ---------  --------- -------
Health    SBC -
West      St. Charles                110        76         6      852
                                --------  ---------  --------- -------
Health    Western -
West      Monroeville                  2         0         0      866
                                --------  ---------  --------- -------
Health    Western -
West      Pittsburgh                  10         0         0    2,355
                                --------  ---------  --------- -------
             Health West Total       344       294        33    8,157

       % of Total Drop Reasons       4.2%      3.6%      0.4%   100.0%


                                --------------------------------------
        Jon Coover's Group Total     925     2,155       133   36,864
                                --------  ---------  --------- -------
         % of Total Drop Reasons     2.5%      5.8%      0.3%   100.0%
                                --------  ---------  --------- -------

Contacts
Weber Shandwick
Peter Duda, 212-445-8213
pduda@webershandwick.com

J.J. Rissi, 917-587-7090
jjrissi@webershandwick.com